1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I,

John

P.

D.

Cato,

Chairman,

President

and

Chief

Executive

Officer

of

The

Cato

Corporation

(the
“Company”), certify, pursuant to Section

906 of

the Sarbanes-Oxley Act of 2002, 18

U.S.C. Section

1350,
that on

the date

of this

Certification:
1.
the Form

10-Q of

the Company

for the

quarter

ended October

30, 2021

(the “Report”)

fully complies

with
the requirements

of Section

13(a) or

15(d) of

the Securities

Exchange

Act of

1934;

and
2.
the information

contained

in the

Report

fairly

presents,

in all

material

respects,

the financial

condition

and
results

of operations

of the

Company.
Dated: November 19, 2021

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer